Exhibit 10.1






                                                             (Basis Rate Swap)
From:         Northern Rock plc
              Northern Rock House
              Gosforth
              Newcastle Upon Tyne
              NE3 4PL

To:           Granite Mortgages 03-3 plc
              Fifth Floor
              100 Wood Street
              London
              EC2V 7EX

Attention:    Securitisation Team, Risk Operations

To:           The Bank of New York
              48th Floor
              One Canada Square
              London
              E14 5AL

Attention:    Global Structured Finance (Corporate Trust)

                                                             28 January, 2004


Dear Sirs,

Confirmation - Issuer Basis Rate Swap

The purpose of this letter is to confirm the terms and conditions of the swap transaction entered into between us on the Trade Date specified below (the "Swap Transaction"). This letter constitutes a "Confirmation" as referred to in the 1992 ISDA Master Agreement (Multicurrency-Cross Border) entered into between us and both of you on the date hereof as amended and supplemented from time to time (the "Agreement").

The definitions and provisions contained in the 2000 ISDA Definitions as published by the International Swaps & Derivatives Association, Inc. (the "Definitions") are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation shall prevail. Any terms not otherwise defined herein or in the Definitions shall have the meanings given to them in the Master Definitions Schedule as amended and restated by (and appearing in Appendix 1 to) the Master Definitions Schedule Sixth Amendment Deed executed by, among others, the Note Trustee on 24 September, 2003 and the Issuer Master Definitions



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Schedule signed for the purposes of identification by Sidley Austin Brown &
Wood and Allen & Overy on 24 September, 2003 (as the same have been and may be amended, varied or supplemented from time to time with the consent of the parties hereto). The Issuer Master Definitions Schedule specified above shall prevail to the extent that it conflicts with the Master Definitions Schedule. The following expressions shall have the following meanings:

The term "Transaction" as used herein shall, for the purposes of the Definitions, have the same meaning as "Swap Transaction".

Aggregate Issuer Amount means, in respect of a Payment Date, the aggregate of the Issuer Amounts calculated in respect of the Swap Determination Periods which end in the Interest Period relating to such Payment Date.

Aggregate Swap Provider Amount means, in respect of a Payment Date, the aggregate of the Swap Provider Amounts calculated in respect of the Swap Determination Periods which end in the Interest Period relating to such Payment Date.

Average Fixed Rate Mortgage Loan Balance means, in respect of a Swap Determination Period, an amount equal to the sum of the aggregate of the outstanding current balances of the Fixed Rate Mortgage Loans at the start of business on the first day of such Swap Determination Period as notified to the Calculation Agent by the Cash Manager in accordance with the Cash Management Agreement.

Average Flexible Mortgage Loan Balance means, in respect of a Swap Determination Period, an amount equal to the sum of the aggregate of the outstanding current balances of the Flexible Mortgage Loans at the start of business on the first day of such Swap Determination Period as notified to the Calculation Agent by the Cash Manager in accordance with the provisions of the Cash Management Agreement.

Average Mortgage Loan Balance means, in respect of a Swap Determination Period, the sum of the Average Fixed Rate Mortgage Loan Balance, the Average Variable Rate Mortgage Loan Balance and the Average Flexible Mortgage Loan Balance.

Average Variable Rate Mortgage Loan Balance means, in respect of a Swap Determination Period, an amount equal to the sum of the aggregate of the outstanding current balances of the Variable Rate Mortgage Loans at the start of business on the first day of such Swap Determination Period as notified to the Calculation Agent by the Cash Manager in accordance with the provisions of the Cash Management Agreement.

Blended Rate means, in respect of a Swap Determination Period, a rate of interest equal to the sum of (i) the Weighted Average Fixed Rate for such Swap Determination Period multiplied by the Fixed Rate Ratio for such Swap Determination Period; (ii) the Variable Rate Swap SVR for such Swap Determination Period multiplied by the Variable Rate Ratio for such Swap Determination Period and (iii) the Flexible Swap Rate for such Swap Determination Period multiplied by the Flexible Ratio for such Swap Determination Period.



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

Blended Spread means, in respect of a Swap Determination Period, a percentage equal to the sum of (i) the Fixed Rate Spread for such Swap Determination Period multiplied by the Fixed Rate Ratio for such Swap Determination Period;
(ii) the Variable Rate Spread for such Swap Determination Period multiplied by the Variable Rate Ratio for such Swap Determination Period and (iii) the Flexible Spread for such Swap Determination Period multiplied by the Flexible Ratio for such Swap Determination Period.

Current Issuer means Granite Mortgages 03-3 plc.

Exchange Rate means:  For the Series 1 Notes:  GBP1.00: USD 1.613
                      For the Series 2 Notes:  GBP1.00:  EUR 1.4319

Fixed Rate Mortgage Loans means those Mortgage Loans within the Mortgage Portfolio from time to time which are subject to fixed rates of interest set by reference to a pre-determined interest rate or series of interest rates for a fixed period or periods or are subject to a maximum rate of interest (and charge interest at the lesser of a variable rate and such maximum rate) for a fixed period or periods (and shall, for the avoidance of doubt, exclude Variable Rate Mortgage Loans and Flexible Mortgage Loans save for Flexible Mortgage Loans which are, at the relevant time, subject to such fixed rates of interest or such maximum rates of interest arrangements and shall also exclude any Fixed Rate Mortgage Loans which have become Re-Fixed Mortgage Loans since the immediately preceding Payment Date).

Fixed Rate Ratio means, in respect of a Swap Determination Period, the Average Fixed Rate Mortgage Loan Balance divided by the Average Mortgage Loan Balance.

Fixed Rate Spread means 0.00 % per annum or such other percentage amount as Party A may notify to Party B and the Note Trustee in writing from time to time in accordance with paragraph 6 of this Confirmation.

Flexible Mortgage Loans means those Mortgage Loans within the Mortgage Portfolio that typically incorporate features that give the borrower options (which may be subject to certain conditions) to, among other things, make further drawings on the mortgage loan account, and/or to overpay or underpay interest and principal in a given month and/or to take a payment holiday (and shall, for the avoidance of doubt, exclude: (i) Flexible Mortgage Loans which are, at the relevant time, subject to fixed rates of interest set by reference to a pre-determined interest rate or series of interest rates for a fixed period or are subject to a maximum rate of interest (and charge interest at the lesser of a variable rate and such maximum rate) for a fixed period or periods (which shall, for such fixed period, constitute Fixed Mortgage Loans); and (ii) Variable Rate Mortgage Loans).

Flexible Ratio means, in respect of a Swap Determination Period, the Average Flexible Mortgage Loan Balance divided by the Average Mortgage Loan Balance.

Flexible Spread means 1.55% per annum or such other percentage amount as Party A may notify to Party B and the Note Trustee in writing from time to time in accordance with paragraph 6 of this Confirmation.



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

Flexible Swap Rate means, in respect of a Swap Determination Period, a rate of interest equal to the Variable Rate Swap SVR for such Swap Determination Period minus the weighted average of the discounts charged to borrowers of Flexible Mortgage Loans as at the start of business on the first day of such Swap Determination Period (the weighted average being calculated by reference to the then outstanding current balances of such Flexible Mortgage Loans as at that date), as determined by the Cash Manager in accordance with the provisions of the Cash Management Agreement.

Funding means Granite Finance Funding Limited.

Interest Period means in relation to the Current Issuer Notes a period from (and including) a Payment Date (or in respect of the first Interest Period, the Closing Date) to (but excluding) the next following (or first) Payment Date.

Issuer Amount means, in respect of a Swap Determination Period, an amount in Sterling equal to the amount produced by applying the Blended Rate for the Swap Determination Period to the Notional Amount, such amount to be calculated by the Calculation Agent on the basis of the actual number of days in such Swap Determination Period, divided by 365.

Monthly Calculation Date means the twentieth day of each calendar month or, if such day is not a Business Day, the next succeeding Business Day.

Monthly Calculation Period means, in respect of any Swap Provider Amount and/or any Issuer Amount, the period from (and including) the Closing Date to (but excluding) the next following Monthly Calculation Date and thereafter from (and including) one Monthly Calculation Date to (but excluding) the next Monthly Calculation Date.

Mortgage Portfolio has the meaning given to such term in the Master Definitions Schedule.

Notes means the Current Issuer Notes.

Notional Amount means in respect of any Swap Determination Period an amount in Sterling equal to (a) the aggregate Principal Amount Outstanding of the Notes (converted to GBP at the applicable Exchange Rate in the case of Notes denominated in USD or in EUR) on the Payment Date occurring in the Swap Determination Period (or, if none, on the Payment Date immediately preceding such Swap Determination Period), or in respect of the Swap Determination Periods ending in the first Interest Period, the aggregate Principal Amount Outstanding of the Notes on the Closing Date (converted into GBP at the applicable Exchange Rate in the case of Notes denominated in USD or EUR) minus
(b) the balance of the Principal Deficiency Ledger on such Payment Date as determined after taking account of any changes made on such date to the balance of the Principal Deficiency Ledger (converted to GDP at the applicable Exchange Rate in the case of the Principal Deficiency Ledger entries in USD or in EUR) minus (c) the aggregate outstanding principal balance on such Payment Date of any Fixed Rate Mortgage Loans which have become Re-Fixed Mortgage Loans since such Payment Date.



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

Payment Date means the twentieth day of January, April, July and October in each year or, if such day is not a Business Day, the next succeeding Business Day, beginning in January 2004.

Principal Deficiency Ledger means the Issuer Principal Deficiency Ledger of such name maintained for the Current Issuer by the Cash Manager pursuant to the Current Issuer Cash Management Agreement.

Reference Lenders means Abbey National plc, Alliance & Leicester plc, Woolwich plc, HBOS plc, Lloyds TSB Bank plc, National Westminster Bank Plc and Bradford and Bingley plc (or their respective successors) and such additional or replacement residential mortgage lenders as shall be determined by the Calculation Agent and Reference Lender means any one of them.

Swap Determination Date means the first Business Day of any calendar month.

Swap Determination Period means the period from (and including) the Closing Date to (but excluding) the first Swap Determination Date and thereafter from (and including) one Swap Determination Date to (but excluding) the next Swap Determination Date.

Swap Provider Amount means, in respect of a Swap Determination Period, an amount in Sterling which is equal to the amount produced by applying a rate equal to the Three Month LIBOR applicable to the Interest Period in which such Swap Determination Period ends plus the Blended Spread for the Swap Determination Period to the Notional Amount, such amount to be calculated by the Calculation Agent on the basis of the actual number of days in the Monthly Calculation Period in which such Swap Determination Period ends, divided by 365.

Three Month LIBOR means, in respect of an Interest Period, the London Interbank Offered Rate for three-month Sterling deposits for such Interest Period (as determined by the Agent Bank in accordance with Condition 4 of the Current Issuer Notes and notified to the parties on the Payment Date on which the relevant Interest Period began); provided however that for the first Interest Period such rate shall be interpolated as set forth in Condition 4.

Variable Rate Mortgage Loans means those Mortgage Loans within the Mortgage Portfolio from time to time which are subject to a rate of interest which at any time may be varied in accordance with the relevant Mortgage Conditions (and shall, for the avoidance of doubt, exclude Fixed Rate Mortgage Loans and Flexible Mortgage Loans).

Variable Rate Ratio means, in respect of a Swap Determination Period, the Average Variable Rate Mortgage Loan Balance divided by the Average Mortgage Loan Balance.

Variable Rate Spread means 1.75% per annum or such other percentage amount as Party A may notify to Party B and the Note Trustee in writing from time to time in accordance with paragraph 6 of this Confirmation.



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

Variable Rate Swap SVR means, in respect of a Swap Determination Period, the rate equal to the average of the standard variable rates or their equivalent charged to existing borrowers on residential mortgage loans as published from time to time as at the start of business on the first day of such Swap Determination Period after excluding the highest and lowest rate, of the Reference Lenders, as determined by the Cash Manager in good faith and notified to the Calculation Agent from time to time in accordance with the Cash Management Agreement.

Weighted Average Fixed Rate means, in respect of a Swap Determination Period, the rate equal to the weighted average of the fixed rates of interest charged to borrowers of Fixed Rate Mortgage Loans as at the start of business on the first day of such Swap Determination Period (the weighted average being calculated by reference to the then outstanding current balances of such Fixed Rate Mortgage Loans as at that date) as notified by the Cash Manager to the Calculation Agent in accordance with the provisions of the Cash Management Agreement.

1. This Confirmation supplements, forms part of, and is subject to, the Agreement. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

2. The terms of the Transaction to which this Confirmation relates are as follows:

      Party A:                 Northern Rock plc

      Party B:                 Granite Mortgages 03-3 plc

      Trade Date:              18 September, 2003

      Effective Date:          24 September, 2003

      Termination Date:        The earlier of (i) the Payment Date falling in
                               January 2044, and (ii) the date on which the outstanding principal balance of the Notes is reduced to zero.

      Business Day centers
      for all Payments:        London

      Calculation of
      Amounts: On the Swap Determination Date immediately preceding each Payment Date, the Calculation Agent shall calculate the Aggregate Swap Provider Amount for such Payment Date and the Aggregate Issuer Amount for such Payment Date, and forthwith notify Party A, Party B, the Cash Manager and the Current Issuer Cash Manager of the amounts so determined and of the net amount determined as set out below.



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

                               Notwithstanding any other provision of this Confirmation, if on any date (i) additional Mortgage Loans are added to the Mortgage Portfolio or (ii) Funding draws down a new intercompany loan (any such date, a "New Loan Date"), then the Calculation Agent may make any adjustments it deems appropriate to the Average Fixed Rate Mortgage Loan Balance, the Average Flexible Mortgage Loan Balance, the Average Variable Rate Mortgage Loan Balance and the Weighted Average Fixed Rate for the Swap Determination Period in which such New Loan Date occurs in order to reflect the addition of such Mortgage Loans.

      Payments:                If in relation to any Payment Date:

                               (i) the Aggregate Swap Provider Amount for such Payment Date exceeds the Aggregate Issuer Amount for such Payment Date, Party A shall pay the amount of such excess to Party B on such Payment Date;

                               (ii)   the Aggregate Issuer Amount for such
                                      Payment Date exceeds the Aggregate Swap
                                      Provider Amount for such Payment Date,
                                      Party B shall pay the amount of such
                                      excess to Party A on such Payment Date;

                               (iii) the Aggregate Swap Provider Amount for such Payment Date is equal to the Aggregate Issuer Amount for such Payment Date, no amount shall be due and payable by either party hereunder in relation to such Payment Date.

      Calculation Agent:       Northern Rock plc acting in its capacity of
                               Administrator pursuant to the Administration
                               Agreement or of Cash Manager pursuant to the Cash Management Agreement, as the case may be.

3. In relation to Part 5(f) of the Agreement, in the case of a redemption in full of the Notes pursuant to Condition 5(F) of the terms and conditions of the Notes, "Market Quotation" in respect of the Terminated Transactions shall be determined based on the anticipated rate of reduction in the Notional Amount had such redemption not occurred.

4.    Account Details:

      Payments to Party A:   Bank:             Northern Rock plc
                             Account Name:     Northern Rock Group



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

                                               Treasury
                             Sort Code:        30-00-59
                             Reference:        Granite Mortgages 03-3 plc

      Payments to Party B:  Bank:              Citibank N.A.
                            Account Name:      Granite Mortgages 03-3 plc
                            Account Number:    10138266
                            Sort Code:         18-50-08
                            Reference:         Northern Rock plc

5.    Notice Details:

      Party A:              Northern Rock plc

      Address:              Northern Rock House
                            Gosforth
                            Newcastle upon Tyne
                            NE3 4PL

      Facsimile Number:     0191-279-4694

      Attention:            Treasury Settlements Manager

      Party B:              Granite Mortgages 03-3 plc

      Address:              Fifth Floor
                            100 Wood Street
                            London
                            EC2V 7EX

      With a copy to:       Northern Rock plc
                            Northern Rock House
                            Gosforth
                            Newcastle upon Tyne
                            NE3 4PL

      Facsimile Number:     0191-279-4694

      Attention:            Keith M. Currie

      With a copy to the
      Note Trustee:         The Bank of New York

      Address:              One Canada Square
                            48th Floor
                            London
                            E14 5AL



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      Facsimile Number:     0207 964 6262

      Attention:            Global Structured Finance
                            (Corporate Trust)

6. Notwithstanding any other provision of this Confirmation, if on any date Funding draws down a new intercompany loan, then to reflect prevailing market conditions, provided the Rating Agencies have confirmed the then current ratings by the Rating Agencies of the existing Notes of any Issuer, Party A may, by notice in writing to Party B and to the Note Trustee on such date, make any adjustments it deems appropriate to the Fixed Rate Spread, the Floating Rate Spread and the Variable Rate Spread (or any of them) for the Swap Determination Period in which such date occurs and for all Swap Determination Periods occurring after such date.



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

Yours faithfully,

NORTHERN ROCK PLC

By:





Name:

Title:







Confirmed as of the date first written:

GRANITE MORTGAGES 03-3 PLC

By:





Name:

Title:



THE BANK OF NEW YORK
  as Note Trustee

By:





Name:

Title:



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